EATON VANCE FOCUSED VALUE OPPORTUNITIES FUND

Supplement to Prospectus dated July 1, 2017

The following changes are effective December 8, 2017:

1. The following replaces “Portfolio Managers” under “Fund Summaries – Focused Value Opportunities Fund” in the Prospectus:

Portfolio Managers

Aaron S. Dunn, CFA (co-portfolio manager), Vice President of Eaton Vance, has managed the Fund since December 2017.

Edward J. Perkin, CFA (co-portfolio manager), Chief Equity Investment Officer and Vice President of Eaton Vance, has managed the Fund since June 2014.

2.  The following replaces the third paragraph under “Focused Value Opportunities Fund.” in “Management and Organization” in the Prospectus:

Aaron S. Dunn, CFA and Edward J. Perkin, CFA co-manage the Fund. Mr. Dunn has served as portfolio manager of the Fund since December 2017 and manages other Eaton Vance portfolios. He is a Vice President of Eaton Vance and has been employed by Eaton Vance for more than five years. Mr. Perkin has served as a portfolio manager of the Fund since June 2014 and manages other Eaton Vance portfolios. Mr. Perkin is Chief Equity Investment Officer and a Vice President of Eaton Vance. Prior to joining Eaton Vance in 2014, Mr. Perkin was Chief Investment Officer, International and Emerging Markets Equity, and Managing Director, Portfolio Manager, Europe, EAFE and Global, at Goldman Sachs Asset Management.

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